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                                                                    EXHIBIT 23.3


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in Registration Statements No.'s 33-68354, 333-27827, and 333-62653, each on Form S-8, and the use in Form
10-K of Industrial Holdings, Inc., of our report dated February 24, 2000, on the financial statements of OF Acquisition, L.P.



Kuhl & Schultz, P.C.

Jackson, Michigan

April 16, 2001
























                                        EX-45